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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 2, 1999


                              THE PMI GROUP, INC.
             (Exact name of registrant as specified in its charter)


Delaware                           1-13664               94-3199675
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


          601 Montgomery Street, San Francisco, California     94111
                 (Address of principal executive offices)    (Zip Code)

Registrant's telephone number including area code:  (415) 788-7878


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        (Former name or former address, if changed since last report.)
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Item 5.  Other Events

On November 2, 1999 in San Francisco, California, the Company conducted an Analyst/Investor Conference. During the conference management indicted that it believes, based on current estimates, that PMI's persistency levels should be in the range of 70% -72%, and 80% -83%, at December 31, 1999 and 2000,
respectively. Management stated that it believes, based on current estimates, that a shift from a refinance market to a purchase market should also improve premium yield with a shift toward higher premium products such as 95% and 97% LTV loans, and ARMS. Management indicated that it believes, based on current estimates, that earnings per share should be in the range of $4.47 - $4.50 and $5.35 -$5.45, for the years ending 1999 and 2000, respectively.

The statements indicated above which were made orally or reflected on slides displayed during the Analyst/Investor Conference, are forecasts that are necessarily based on assumptions about, and estimates of future events that may or may not occur, and are therefore, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Past results are not necessarily representative of future results. The outcome of such future events may depend in part on the factors set forth in the cautionary statement below. The information contained in the first paragraph is provided as of the date reported and PMI does not take any responsibility for providing updates regarding changes occurring after such date.

                              Cautionary Statement
                              --------------------

Certain statements in this document and oral statements made or incorporated by reference from time to time by the Company or its representatives in this document, other documents filed with the Securities and Exchange Commission, conferences or otherwise that are not historical facts, and that relate to the remainder of 1999 and beyond, future plans, events or performance, or are preceded by, followed by or that include the words "believes," "expects," "anticipates," "estimates," or similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, without limitation, the following: (i) management's expectation regarding PMI's persistency levels for year end 1999 and 2000; (ii) management's expectation regarding PMI's product mix and premium yield for year end 1999 and 2000; and (iii) management's earnings per share estimate of $4.47 - $4.50 for the year ending December 31, 1999 and $5.35 - $5.45 for the year ending December 31 2000. These forward-looking statements involve a number of risks or uncertainties including, but not limited to, the factors listed below that could cause the Company's actual results to differ materially from those expressed as follows:

A number of factors affecting PMI Mortgage Insurance Co. ("PMI") and the mortgage industry in general could cause claims on policies issued by PMI to increase and this could materially adversely affect the Company's financial condition and results of operations. The management of the Company believes that the loss experience of PMI could be materially and adversely affected by economic recessions, declining housing values, higher unemployment rates, deteriorating borrower credit, rising interest rates, legislation impacting borrower's rights or a combination of such factors, which might have nationwide impact or a disproportionate impact on regional economic conditions and demand for housing generally. A decrease in persistency, resulting from policy cancellations of older books of business affected by refinancing (which is affected by changes in interest rates), or other factors, may materially and adversely impact the Company's results of operations and financial condition.

Customer demand and regulatory requirements affect the Company's product mix. The Company and PMI, from time to time, introduce new mortgage insurance products or programs. The Company's financial condition and results of operations could be materially and adversely affected in PMI or the Company experiences delays in introducing competitive new products and programs. In addition, for any introduced product, there can be no assurance that such products, including any mortgage pool type products, or programs will be as profitable as the Company's existing products and programs.

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The Company's premium yield is affected by premiums earned which is generated from its existing insurance in force and not from new insurance written. There can be no assurance that policies for insurance coverage originated in a particular year or for a particular customer will not be canceled at a later time or that the Company will be able to regain such insurance coverage at a later time. As a result, the Company's finance condition and results of operation could be materially and adversely affected by greater than anticipated policy cancellations or lower than projected persistency resulting in declines in insurance in force.

The Company's financial condition and results of operations may materially and adversely be impacted by changes in legislation which affects the ability of Fannie Mae or Freddie Mac to offer a substitute for mortgage insurance, including self-insurance, alternative forms of credit support and proposed risk-based capital regulations developed by The Office of Federal Housing Enterprise Oversight, or for the FHA or the VA to increase statutory lending limits or other expansion of eligibility for the FHA and VA. PMI's financial condition and results of operations may materially and adversely be impacted by a reduction in the amount of mortgage insurance coverage required by Fannie Mae and Freddie Mac.

In addition, PMI's financial condition and results of operations may materially and adversely be impacted by change in legislation, statutory charters and regulations governing banks and savings institutions that choose to remain uninsured, to form reinsurance subsidiaries or permit the offering of residential mortgage other products which do not require mortgage insurance.

The Company's earnings per share, valuation of its stock and growth in its share prices are affected by factors in addition to the Company's performance, including the financial market's perception of relative valuation among industries. Other investment considerations affecting the Company are listed from time to time in the Company's Securities and Exchange Commission filings.


Item 7.  Financial statements, Pro Forma Financial Information and Exhibits

         None

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              The PMI Group, Inc.
                              (Registrant)

November 2, 1999              By: /s/ John M. Lorenzen, Jr.
                                  John M. Lorenzen, Jr.
                                  Executive Vice President,
                                  Chief Financial Officer

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